UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): August 7, 2017

XILINX, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-18548	77-0188631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Logic Drive, San Jose, California	95124
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 559-7778

 (Former name or former address, if changed since last report: N/A)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 7, 2017, Mr. Krishna Rangasayee, Executive Vice President, Global Sales of Xilinx, Inc. (the “Company”) informed the Company of his intent to resign effective August 18, 2017 to pursue other professional opportunities.  Mr. Rangasayee’s resignation was not a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On August 9, 2017, at the 2017 Annual Meeting of Stockholders, the Company’s stockholders approved the proposals listed below. The final results for the votes regarding each proposal are also set forth below. The proposals are described in detail in the Company’s proxy statement filed with the Securities and Exchange Commission on June 2, 2017.

1.	Elect nine nominees for director to serve on the Board of Directors for the ensuing year or until their successors are duly elected and qualified:
	Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
	Dennis Segers	198,172,848	440,913	254,608	18,142,959
	Moshe N. Gavrielov	198,253,523	508,958	105,883	18,142,964
	Saar Gillai	198,163,978	594,866	109,523	18,142,961
	Ronald S. Jankov	198,144,187	615,208	108,972	18,142,961
	Thomas H. Lee	198,327,341	432,036	108,990	18,142,961
	J. Michael Patterson	196,015,367	2,737,173	115,829	18,142,959
	Albert A. Pimentel	197,438,017	1,313,758	116,593	18,142,960
	Marshall C. Turner	197,298,610	1,460,593	109,166	18,142,959
	Elizabeth W. Vanderslice	194,693,281	4,062,896	112,189	18,142,962

2.	Approve an amendment to the Company's 1990 Employee Qualified Stock Purchase Plan to increase the number of shares reserved for issuance thereunder by 2,000,000 shares:
		Votes For	Votes Against	Abstentions	Broker Non-Votes
		197,255,723	756,248	856,081	18,143,276

3.	Approve an amendment to the Company's 2007 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 1,900,000 shares:
		Votes For	Votes Against	Abstentions	Broker Non-Votes
		187,274,615	10,623,816	969,617	18,143,280

Based on the vote of the Company's stockholders at the 2017 Annual Meeting, the Company has determined to provide for an annual advisory stockholder vote on executive compensation.

4.	Recommend, on an advisory basis, the frequency of the advisory vote on executive compensation:
	1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
	184,134,542	156,432	14,461,769	115,304	18,143,281

5.	Approve, on an advisory basis, the compensation of the Company's named executive officers:
	Votes For	Votes Against	Abstentions	Broker Non-Votes
	195,325,548	3,254,697	287,802	18,143,281

6.	Ratify the appointment of Ernst & Young LLP as the Company's external auditors for fiscal 2018:
	Votes For	Votes Against	Abstentions	Broker Non-Votes
	213,800,152	2,978,682	232,494	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XILINX, INC.

Date: August 11, 2017	By:	/s/ Scott Hover-Smoot
Scott Hover-Smoot
Senior Vice President, General Counsel and
Secretary